DEED OF VARIATION OF LOAN

Provident Capital Limited
ACN 082 735 573
(Lender)

and

Delta Dawn Pty Limited
ACN 101 140 925
(Borrower)

and

Gary Blom
and
Yarraman Estate Pty Limited
ACN 101 141 593
(together referred to as the Guarantor)

Bersten Pain Pty Limited
Level 42, Australia Square, 264-278 George Street, Sydney, NSW 2000
Telephone: (02) 9252 6688 Facsimile: (02) 9252 6699

DEED OF VARIATION OF LOAN

This deed is made on 9 November 2004

PARTIES

Provident Capital Limited ACN 082 735 573 of Level 42, 264-278 George Street, Sydney, New South Wales ('**Lender**')

Delta Dawn Pty Limited ACN 101 140 925 in its own capacity and also as trustee for Yarraman Road Unit Trust care of Rose & Partners, 109 Liverpool Street, Scone, New South Wales ('**Borrower**')

Gary Blom of 24 Fairfax Road, Balmoral, New South Wales and **Yarraman Estate Pty Limited** ACN 101 141 593 ("**Yarraman**") care of Rose & Partners, 109 Liverpool Street, Scone, New South Wales (together referred to as the '**Guarantor**')

BACKGROUND

A. Under a deed of loan dated 24 December 2003 ('**Wybong loan deed**') the *Lender* agreed to advance $5,000,000 ('**Initial Wybong advance**') to the *Borrower*.

B. Under a deed of guarantee and indemnity dated 24 December 2003 ('**Wybong guarantee**') **Gary Blom** guaranteed to the *Lender* the obligations of the *Borrower* in respect of the *initial Wybong advance*.

C. The *Lender* received the following securities for the *initial Wybong advance*:

- mortgage by the *Borrower* of folio identifiers 111/750969, 112/750969, 891/590976, auto consol 6788-204 and auto consol 13584-124 together known as "Yarraman Estate", 700 Yarraman Road, Wybong registered as dealing AA306818; and
- company charge by the *Borrower* to the *Lender* over all of the assets of that company registered with ASIC as charge number 1009601;

(together called the '**Wybong securities**')

D. Under a deed of loan dated 16 June 2004('**Warilla loan deed**') the *Lender* agreed to advance a further $5,000,000 ('**Warilla advance**') to the *Borrower*.

E. Under a deed of guarantee and indemnity dated 16 June 2004 ('**Warilla guarantee**') the *Guarantor* guaranteed to the *Lender* the obligations of the *Borrower* in respect of both the *initial Wybong advance* and the *Warilla advance*.

F. The *Lender* received the following securities for the *Warilla advance*:

- mortgage by the *Borrower* of folio identifiers 11/875246 and 8/1000247 known as "Jugiong Vineyard", Warilla via Jugiong registered as dealing AA907810; and
- company charge by *Yarraman* to the *Lender* over all of the assets of that company registered with ASIC as charge number 1053474;

(together called the '***Warilla* securities**'); and

- the *Wybong* securites;

(collectively called the '**securities**').

G. Under a deed of variation of loan dated 16 June 2004, the *Borrower* and the *Guarantor* agreed that the *Warilla securities* would form part of the *Wybong securities* and that *Yarraman* would be joined as a guarantor of the *Borrower* under the *Wybong Guarantee*.

H. At the request of the *Borrower* and the *Guarantor* the *Lender* has agreed to provide additional financial accommodation to the *Borrower* on the terms of the *Wybong loan deed* and the *Warilla loan deed* (together, called the **loan deeds**), the *securities* and this deed.

I. At the request of the *Borrower* and the *Guarantor* the *Lender* has agreed to provide additional financial accommodation to the *Borrower* on the terms of the *Wybong loan deed* and the *Warilla loan deed* (together, called the **loan deeds**), the *securities* and this deed.

OPERATIVE PART

1. Interpretation

In this deed, terms have the same meaning as defined respectively in the *loan deeds* and the *securities*, unless the contrary intention appears.

2. Variation of Loan Deed

2.1 The *Lender* will make available to the *Borrower* an additional advance under the *Wybong loan deed* of $506,000 ('**additional Wybong advance**') on the making of this deed or on another date agreed with the *Borrower*.

2.2 With effect from the making of this deed the *Wybong loan deed* will be varied so that:

2.2.1 the *advance* is $5,506,000 (being the aggregate of the *initial Wybong advance* and the *additional Wybong advance*);

2.2.2 the *higher rate* means 16.0% per annum; and

2.2.3 the *lower rate* means 10% per annum;

All other terms of the *Wybong loan deed* continue to apply as varied by this deed.

All other terms of the *Warilla loan deed* continue to apply as varied by this deed.

2.3 With effect from the making of this deed the total advances by the *Lender* to the *Borrower* under the *loan deeds* will be $10,506,000, being the aggregate of the *initial Wybong advance*, the *additional Wybong advance* and the *Warilla advance*.

3. Cross-collateralisation of securities

The *Borrower* and the *Guarantor* acknowledge and agree that:

3.0.1 a *default event* under the *Wybong securities* shall be a *default event* under the *Warilla securities*; and

3.0.2 a *default event* under the *Warilla securities* shall be a *default event* under the *Wybong securities*.

4. Acknowledgements to Continuing Applications

4.1 The *Guarantor* acknowledges that the *Warilla Guarantee* continues to apply to the *loan deeds* as varied by this deed.

4.2 The *Borrower* acknowledges that the *securities* continue to apply to the *loan deeds* as varied by this deed.

5. Execution Under Power of Attorney

Each person who executes this deed under a power of attorney declares that he or she:

5.0.1 has the authority to execute this deed under the power of attorney without the need for approval or ratification; and

5.0.2 has no knowledge of any revocation of the power of attorney.

6. Governing Law

This deed and the rights and obligations of the parties to it must be construed in accordance with and governed by the laws of the State of New South Wales.

7. Effect as a deed

This document takes effect as a deed from the time that it is made.

EXECUTION

Executed as a deed.

Executed for **Provident Capital Limited** ACN 082 735 573 by its attorney Malcolm Phillip Bersten under power of attorney Book 4431 No 296)	[signature] Signature of attorney
Tiffany M. Master Name of witness	[signature] Signature of witness

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution

Robert Norman Farrell Name of officer	Director Office held	…………………… Signature of officer
Frederick Charles Kempson Name of officer	Director Office held	…………………… Signature of officer

Executed by **Gary Blom** in the presence of:)
)

F. B. KEMPSON.
……………………
Name of witness

……………………
Signature of witness

……………………
Signature of witness

Executed by **Yarraman Estate Pty Limited** ACN 101 141 593 as authorised by its Constitution

FRED KEMPSON ~~Richard Lazar~~ Name of officer	~~Sole~~ Director Office held	…………………… Signature of officer

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution

Robert Norman Farrell Name of officer	Director Office held	Signature of officer
Frederick Charles Kempson Name of officer	Director Office held	Signature of officer

Executed by **Gary Blom** in the presence of:)
)

F. C. KEMPSON
Name of witness

Signature of witness

Executed by **Yarraman Estate Pty Limited** ACN 101 141 593 as authorised by its Constitution

FRED KEMPSON ~~Richard Lazar~~ Name of officer	~~Sole~~ Director Office held	Signature of officer